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                                                                   EXHIBIT 10.13

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER APPLICABLE SECURITIES LAWS.

                     REDEEMABLE CONVERTIBLE PROMISSORY NOTE

$[_____]                        Fort Worth, Texas                       [______]

         FOR VALUE RECEIVED, the undersigned Surety Capital Corporation, a Delaware corporation (the "Company"), with its principal offices located at 1501 Summit Avenue, Fort Worth, Texas 76102, promises to pay to the order of Richard
N. Abrams (the "Holder") or his assigns, at 480 Central Avenue, Northfield, Illinois 60093, the amount of [__________________________] (the "Original
Principal Amount") in legal and lawful money of the United States of America. This Note shall bear no interest from the date hereof until maturity. All past due principal will bear interest at the lower of ten percent (10%) per annum or the highest lawful rate for which the Company may stipulate and agree to pay.

         This Note is payable as follows: the principal is due on December 31, 2001. Anything herein to the contrary notwithstanding, this Note shall become immediately due and payable on the earliest to occur of the following: (i) a Change in Control; (ii) a Bankruptcy; or (iii) a Sale.

         As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

                  (a) "Bankruptcy" shall occur when the Company shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property; (ii) make a general assignment for the benefit of creditors; (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect); (iv) be adjudicated a bankrupt or insolvent; (v) file a petition seeking to take advantage of any other law providing for the relief of debtors; (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws; or (vii) take any action for the purpose of effecting any of the foregoing.

                  (b) "Change in Control" shall be deemed to have occurred if
(A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, the "Exchange Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or


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indirectly, of securities of the Company representing more than twenty percent
(20%) of the combined voting power of the Company's then outstanding voting securities; or (B) during the term of this Note, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3rds) of the directors then in office who were directors at the beginning of the period.

                  (c) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

                  (d) "Holder" shall mean any person who shall at the time be the holder of this Note.

                  (e) "Sale" shall mean

                           (1) the merger or consolidation of the Company with,
or the sale of all or substantially all of the assets of the Company to, another corporation or entity, whether in one or a series of related transactions, and as a result of which merger, consolidation or sale less than eighty percent (80%) of the voting stock or other interest in the surviving or acquiring corporation or entity, as the case may be, continues to be owned by stockholders who were stockholders of the Company immediately prior to such merger, consolidation or sale; or

                           (2) the merger or consolidation of the Company's
wholly-owned subsidiary, Surety Bank, National Association (the "Bank"), with, or the sale of all or substantially all of the assets of the Bank to, another corporation or entity, whether in one or a series of related transactions, and as a result of which merger, consolidation or sale less than eighty percent (80%) of the voting stock or other interest in the surviving or acquiring corporation or entity, as the case may be, continues to be owned by the Company immediately prior to such merger, consolidation or sale; or

                           (3) any combination of any of the foregoing.

                  (f) "Unpaid Principal Balance" means the Original Principal Amount less (i) any principal amount converted by Holder into Common Stock (as herein defined) and (ii) any principal amount prepaid or redeemed by the Company.

         Notwithstanding any provision herein to the contrary, Holder shall never be entitled to receive or collect interest hereunder, nor shall or may amounts received hereunder be credited to interest hereunder so that Holder shall receive or be paid interest exceeding the maximum lawful rate which the Company may stipulate and agree to pay as determined by a court of competent jurisdiction.

         Payments under this Note shall be made in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.



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         Holder has the unrestricted right, at Holder's option, to convert, in whole or in part, the Unpaid Principal Balance of this Note into fully paid and nonassessable shares of common stock, $0.01 par value, of the Company (the "Common Stock"). Subject to the timing restrictions related to a redemption notice given by the Company (as discussed below), the right to convert may be exercised by Holder at any time after the date hereof up to and including the maturity date of this Note. The number of shares of Common Stock into which this Note may be converted (the "Conversion Shares") shall be determined by dividing the Unpaid Principal Balance of this Note by the Conversion Price in effect at the time of such conversion. The initial Conversion Price shall be equal to $0.36.

         Before Holder shall be entitled to convert this Note into Conversion Shares, he shall surrender this Note at the office of the Company and shall give written notice to the Company of the election to convert this Note and shall state therein the name or names in which the certificate or certificates for Conversion Shares are to be issued.

         Such certificate or certificates shall bear such legends as are required, in the opinion of counsel to the Company, by applicable state and federal securities laws. The Company shall, as soon as practicable thereafter, issue and deliver to Holder a certificate or certificates for the number of Conversion Shares to which Holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of this Note, and the person or persons entitled to receive the Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Conversion Shares as of such date.

         No fractional shares of Common Stock shall be issued on conversion of this Note.

         In the event the Company should at any time or from time to time after the date hereof fix a record date for the split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock to receive dividends or other distributions payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock ("Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents, then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of Conversion Shares issuable upon conversion of this Note shall be increased in proportion to such increase or potential increase of outstanding shares of Common Stock.

         If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares of Common Stock.



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         The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal of this Note, in addition to such other remedies as shall be available to Holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         The Company, at its option, after giving notice to Holder, may prepay or redeem this Note at any time in whole or in part, in the principal amount of $1,000 or a multiple thereof, on payment of the principal amount being redeemed. Before any redemption of this Note under the foregoing, the Company shall notify Holder not less than ten (10) days nor more than thirty (30) days prior to the date fixed by the Company for redemption. The notice shall specify: (i) the principal amount to be redeemed; (ii) the date fixed for redemption; (iii) the applicable Conversion Price on the date of the notice; and (iv) the location and address of the office of the Company where this Note is required to be presented for redemption. A redemption notice given by the Company does not restrict Holder's conversion rights under this Note either before or after the redemption date; provided, however, Holder may not exercise his conversion rights during the period that is three (3) business days before the date fixed for redemption.

         This Note is being executed and delivered, and is intended to be performed, in the State of Texas. The substantive laws of the State of Texas and all applicable federal laws shall govern the validity, construction, enforcement and interpretation of this Note.

         If this Note, or any part of this Note, is placed in the hands of an attorney for collection or is collected through bankruptcy or other judicial proceedings (including any proceedings, state or federal, for the relief of debtors), the Company agrees to pay to Holder reasonable attorneys' fees and all other costs and expenses incurred in connection with any such collection, suit or proceeding, in addition to the principal and interest then due hereon.

         Except as otherwise provided in this Note, the Company and each guarantor, surety, and endorser of this Note, jointly and severally, expressly waive all notices, demands for payment, presentations for payment, notices of acceleration and of intention to accelerate the maturity, protest and notice of protest, as to this Note, and as to each, every and all installments of this Note, and each agrees that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or by any indulgences, or by any release or change in any security for the payment of this Note, and hereby consents to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.



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         The Company shall use commercially reasonable efforts to file all reports required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as the Holder may reasonably request, all to the extent required to enable such Holder to sell Common Stock pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Anything herein to the contrary notwithstanding, the Company shall not be obligated to remain subject to such reporting requirements. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements. The Company agrees that its obligations under this paragraph shall survive the repayment, redemption and conversion of this Note and shall continue for so long as the Holder continues to own shares of Common Stock.

         No waiver by Holder or his assigns of any of his rights and remedies hereunder or under any other document relating to or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Holder or his assigns; no delay or omission in the exercise or enforceability by Holder or his assigns of any rights or remedies shall ever be construed as a waiver of any right or remedy of Holder or his assigns; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Holder or his assigns.

                                   SURETY CAPITAL CORPORATION



                                   By:
                                      ------------------------------------------
                                      Charles M. Ireland, Chairman of the Board






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